AMENDMENT NO. 1 TO
                                CREDIT AGREEMENT
                                ----------------

     This AMENDMENT NO. 1 (this "Amendment"), dated as of November 19, 2004, to the CREDIT AGREEMENT, dated as of July 22, 2004 (the "Credit Agreement") among Quest Cherokee, LLC, a Delaware limited liability company (the "Borrower"), the guarantors party thereto and the Lenders (such term and each other capitalized term used but not defined herein having the meaning given it in the Credit Agreement) party thereto, UBS Securities LLC, as Arranger, Bookmanager, Documentation Agent and Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank, LC Facility Issuing Bank, Administrative Agent and Collateral Agent, and UBS Loan Finance LLC, as Swingline Lender, is entered into by and among the Borrower and the several Lenders that have executed a signature page hereto.

                               R E C I T A L S :
                               ---------------

     A. Section 11.02 of the Credit Agreement provides that the Credit Agreement may be amended with the consent of the Borrower and the Required Lenders.

     B. The Borrower, the Agents and the Lenders wish to amend the Credit Agreement to provide that counterparties to and participants in the ISDA Hedge Agreement and the hedge transactions entered into thereunder are, subject to certain requirements, Secured Parties who ratably benefit from the security interests granted in connection with the Credit Agreement.

     C. The undersigned Lenders collectively constitute the Required Lenders.

     D. The Borrower and the undersigned Lenders hereby agree to amend the Credit Agreement on the terms set forth herein.

                               A G R E E M E N T :
                               -----------------


     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.   Amendments.
             ----------

     (a) Section 1.01 of the Credit Agreement is hereby amended as of the Effective Date by deleting the definition of "ISDA Hedge Agreement" contained therein and replacing it with the following:

                  "ISDA Hedge Agreement" shall mean the ISDA Master Agreement dated as of July 22, 2004 between UBS AG and Quest Cherokee, LLC, together with the Commodity Hedging Agreements, Hedging Obligations and other transactions entered into thereunder on or prior to the Closing Date, as each such document may be amended, amended and restated, supplemented, renewed, assigned (including, without limitation, the assignment of any and all such Commodity Hedging Agreements, Hedging Obligations and other transactions assigned separately and even if governed by the terms of a new master or ISDA hedge agreement with any counterparty in connection therewith), extended, participated or otherwise modified from time to time.

     (b) Section 1.01 of the Credit Agreement is hereby amended as of the Effective Date by deleting the definition of "Loan Documents" contained therein and replacing it with the following:

                  "Loan Documents" shall mean, collectively, (i) this Agreement,
         (ii) the Letters of Credit, (iii) the Notes (if any), (iv) the Security Documents, (v) the ISDA Hedge Agreement, (vi) each Hedging Obligation relating to the Loans entered into with any counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Obligation was entered into and (vii) solely for purposes of Section 8.01(a), the Fee Letter.

     (c) Section 1.01 of the Credit Agreement is hereby amended as of the Effective Date by deleting the definition of "Obligations" contained therein and replacing it with the following:

                  "Obligations" shall mean (a) obligations of Borrower and the other Loan Parties from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by Borrower and the other Loan Parties under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of Reimbursement Obligations, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Borrower and the other Loan Parties under this Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of Borrower and the other Loan Parties under or pursuant to this Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all obligations of Borrower and the other Loan Parties, to extent a party thereto, under (i) the ISDA Hedge Agreement and (ii) each other Hedging Agreement relating to the Loans entered into with any counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into and (d) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to any Lender, any Affiliate of a Lender, the Administrative Agent or the Collateral Agent arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfer of funds.

     (d) Section 1.01 of the Credit Agreement is amended as of the Effective Date by deleting the definition of "Secured Parties" contained therein and replacing it with the following:


                  "Secured Parties" shall mean, collectively, (i) the Administrative Agent, (ii) the Collateral Agent, (iii) the Issuing Bank, (iv) each other Agent, (v) the Lenders,

         (vi) each party to the ISDA Hedge Agreement and (vii) each party to any other Hedging Agreement relating to the Loans if at the date of entering into such Hedging Agreement such person was a Lender or an Affiliate of a Lender; provided that in the case of such parties to the ISDA Hedge Agreement or such other Hedging Agreement, each such person must execute and deliver to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent
         (i) appointing the Collateral Agent as its agent under the ISDA Hedge Agreement or other applicable Hedging Agreement, (ii) agreeing to be bound, on a pro rata basis to the extent related to such Secured Party's interest in Collateral, by the provisions of Sections 11.03 and (iii) agreeing to be bound by the provisions of Section 11.09.

     SECTION 2. Representations and Warranties; No Default. The Borrower hereby confirms that no Default or Event of Default exists under the Credit Agreement and hereby affirms and restates the representations and warranties made by it in the Credit Agreement and confirms that all such representations and warranties are true and correct in all material respects as of the date hereof, after giving effect to the effectiveness of this Amendment, except to the extent that any such representation and warranty specifically relates to an earlier date.

     SECTION 3. Miscellaneous.
                -------------

     (a) This Amendment relates only to the specific matters covered herein and shall not constitute a consent to or waiver or modification of any other provision, term or condition of the Credit Agreement.

     (b) All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement shall remain in full force and effect except as expressly provided herein.

     (c) This Amendment shall become effective when, and only when, (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Agents and a number of Lenders sufficient to constitute the Required Lenders and (ii) the Borrower has paid all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 11.03 of the Credit Agreement.

     (d) From and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereof," "herein," "hereby" or words of like import shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

     (e) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     (f) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceabil-ity without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     (g) This Amendment shall be binding upon the Borrower, the Guarantors, the Agents and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors, the Agents and the Lenders and the successors and assigns of the Agents and the Lenders. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     (h) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflict of laws.

     IN WITNESS WHEREOF, the Borrower and each of the undersigned Agents and Lenders have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.


                               QUEST CHEROKEE, LLC



                               By: /s/    Jerry D. Cash
                                   -----------------------------------------
                                   Name:  Jerry D. Cash
                                   Title: CEO

                                UBS AG, STAMFORD BRANCH, as Issuing Bank,
                                  LC Facility Issuing Bank, Administrative
                                  Agent and Collateral Agent



                               By: /s/    Wilfred V. Saint
                                   -----------------------------------------
                                   Name:  Wilfred V. Saint
                                   Title: Director
                                          Banking Products
                                          Services, US



                               By: /s/    Pamela Oh
                                   -----------------------------------------
                                   Name:  Pamela Oh
                                   Title: Associate Director
                                          Banking Products
                                          Services, US

                               UBS LOAN FINANCE LLC, as Swingline Lender and a
                                   Lender


                               By: /s/    Wilfred V. Saint
                                   -----------------------------------------
                                   Name:  Wilfred V. Saint
                                   Title: Director
                                          Banking Products
                                          Services, US



                               By: /s/    Pamela Oh
                                   -----------------------------------------
                                   Name:  Pamela Oh
                                   Title: Associate Director
                                          Banking Products
                                          Services, US

                               UBS AG, STAMFORD BRANCH, as a Lender


                               By: /s/    Wilfred V. Saint
                                   -----------------------------------------
                                   Name:  Wilfred V. Saint
                                   Title: Director
                                          Banking Products
                                          Services, US



                               By: /s/    Pamela Oh
                                   -----------------------------------------
                                   Name:  Pamela Oh
                                   Title: Associate Director
                                          Banking Products
                                          Services, US

                               NATIONWIDE MUTUAL INSURANCE COMPANY, as a Lender


                               By: /s/    Thomas S. Leggett
                                   -----------------------------------------
                                   Name:  Thomas S. Leggett
                                   Title: Associate Vice President
                                          Public Bonds



                               NATIONWIDE MUTUAL FIRE INSRUANCE COMPANY, as a
                                   Lender


                               By: /s/    Thomas S. Leggett
                                   -----------------------------------------
                                   Name:  Thomas S. Leggett
                                   Title: Associate Vice President
                                          Public Bonds



                               NATIONWIDE LIFE INSURANCE COMPANY, as a Lender


                               By: /s/    Thomas S. Leggett
                                   -----------------------------------------
                                   Name:  Thomas S. Leggett
                                   Title: Associate Vice President
                                          Public Bonds

                               PACIFICA CDO III, LTD, as a Lender


                               By: /s/    Phillip Otero
                                   -----------------------------------------
                                   Name:  Phillip Otero
                                   Title: SVP

                               MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                                   UTILITIES DIVIDEND & INCOME FUND, as a Lender
                               By: Four Corners Capital Management LLC, as
                                   Collateral Manager


                               By: /s/    Dean Valentine
                                   -----------------------------------------
                                   Name:  Dean Valentine
                                   Title: Vice President

                               FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE
                                   INCOME FUND II, as a Lender
                               By: Four Corners Capital Management LLC, as
                                   Collateral Manager


                               By: /s/    Dean Valentine
                                   -----------------------------------------
                                   Name:  Dean Valentine
                                   Title: Vice President

                               TRS CALLISTO LLC, as a Lender

                               By: /s/    Alice L. Wagner
                                   -----------------------------------------
                                   Name:  Alice L. Wagner
                                   Title: Vice President

                               LANDMARK IV CDO LIMITED, as a Lender
                               By: Aladdin Capital Management LLC, as Manager,
                                   as a Lender


                               By: /s/    Angela Bozorgmir
                                   -----------------------------------------
                                   Name:  Angela Bozorgmir
                                   Title: Director


         QUEST CHEROKEE, LLC    AMENDMENT NO. 1 TO iv CREDIT AGREEMENT

                               By: Callidus Debt Partners CDO Fund I, Ltd.
                                   By: Its Collateral Manager, Callidus Capital
                                       Management, LLC, as a Lender


                               By: /s/    Mavis Taintor
                                   -----------------------------------------
                                   Name:  Mavis Taintor
                                   Title: Senior Managing Director

                               By: Callidus Debt Partners CLO Fund II, Ltd.
                                   By: Its Collateral Manager, Callidus Capital
                                       Management, LLC, as a Lender


                               By: /s/    Mavis Taintor
                                   -----------------------------------------
                                   Name:  Mavis Taintor
                                   Title: Senior Managing Director

                               By: Callidus Debt Partners CLO Fund III, LLC
                                   By: Its Collateral Manager, Callidus Capital
                                       Management, LLC, as a Lender


                               By: /s/    Mavis Taintor
                                   -----------------------------------------
                                   Name:  Mavis Taintor
                                   Title: Senior Managing Director

                               ERSTE BANK, as a Lender


                               By: /s/    Bryan J. Lynch
                                   -----------------------------------------
                                   Name:  Bryan J. Lynch
                                   Title: First Vice President




                               By: /s/    Patrick W. Kunkel
                                   -----------------------------------------
                                   Name:  Patrick W. Kunkel
                                   Title: Director, Erste Bank
                                          New York Branch

                               OPPENHEIMER SENIOR FLOATING RATE FUND, as a
                                   Lender


                               By: /s/    Lisa Chaffee
                                   -----------------------------------------
                                   Name:  Lisa Chaffee
                                   Title: Manager

                               STONE TOWER CLO II LTD., as a Lender
                               By: Stone Tower Debt Advisors LLC As Its
                                   Collateral Manager


                               By: /s/    W. Anthony Edson
                                   -----------------------------------------
                                   Name:  W. Anthony Edson
                                   Title: Authorized Signatory

                               AMMC CDO I, LIMITED
                               By: American Money Management Corp., as
                                   Collateral Manager


                               By: /s/    Chester M. Eng
                                   -----------------------------------------
                                   Name:  Chester M. Eng
                                   Title: Senior Vice President

                               AMMC CDO II, LIMITED
                               By: American Money Management Corp., as
                                   Collateral Manager


                               By: /s/    Chester M. Eng
                                   -----------------------------------------
                                   Name:  Chester M. Eng
                                   Title: Senior Vice President

                               AMMC CLO III, LIMITED
                               By: American Money Management Corp., as
                                   Collateral Manager


                               By: /s/    Chester M. Eng
                                   -----------------------------------------
                                   Name:  Chester M. Eng
                                   Title: Senior Vice President

                               FOXE BASIN CLO 2003, LTD.
                               By: Royal Bank of Canada as Collateral Manager


                               By: /s/    Lee M. Shaiman
                                   -----------------------------------------
                                   Name:  Lee M. Shaiman
                                   Title: Authorized Signatory

                               HUDSON STRAITS CLO 2004, LTD.
                               By: Royal Bank of Canada as Collateral Manager


                               By: /s/    Lee M. Shaiman
                                   -----------------------------------------
                                   Name:  Lee M. Shaiman
                                   Title: Authorized Signatory

                               SEQUILS-Glace Bay, Ltd.
                               By: Royal Bank of Canada as Collateral Manager


                               By: /s/    Lee M. Shaiman
                                   -----------------------------------------
                                   Name:  Lee M. Shaiman
                                   Title: Authorized Signatory

                               AVENUE CLO FUND, as a Lender


                               By: /s/    Richard D'Addario
                                   -----------------------------------------
                                   Name:  Richard D'Addario
                                   Title: Senior Portfolio Manager